UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 6, 2013

CHANTICLEER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

________________

Delaware	000-29507	20-2932652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

11220 Elm Lane, Suite 203, Charlotte, NC 28277

(Address of principal executive office) (zip code)

___________________________________________________

(Former address of principal executive offices) (Zip Code)

(704) 366-5122

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

EXPLANATORY NOTE

On November 7, 2013, Chanticleer Holdings, Inc., a Delaware corporation (“Chanticleer” or “the Company”), filed a Form 8-K to report its purchase of West End Wings Ltd.. (“WEW”), through its wholly-owned subsidiary, Hooters UK (Nottingham) Ltd. (“Hooters Nottingham”). In response to Item 9.01 of such Form 8-K, the Company stated that it would file the required financial information by amendment, as permitted by Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K. The Company hereby amends its Form 8-K filed on November 7, 2013 to provide the required financial information.

On November 6, 2013, Chanticleer finalized the purchase of all of the shares of the WEW for a total purchase price of Three Million One Hundred Fifty Thousand Dollars ($3,150,000). As part of the purchase, Chanticleer also entered into Lease Agreements with Reservoir Lounge UK Limited for the restaurant location. The Company obtained from Hooters of America (HOA) the franchise rights to the restaurant location..

ITEM 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired, WEW.

The audited financial statements of WEW for the 40-weeks ended October 6, 2013 are attached hereto as Exhibit 99.2.

(b) Pro Forma Financial Information

The unaudited pro forma financial information for Hooters Nottingham, after giving effect to the acquisition of WEW and adjustments described in such pro forma financial information, is attached hereto as Exhibit 99.3.

(c) Exhibits

The following exhibits are attached herewith:

Exhibit	Description
99.1*	Press Release dated November 7, 2013
99.2	West End Wings, Ltd’s audited financial statements including the report of Marcum, LLP, independent auditors for the 40-weeks ended October 6, 2013
99.3	Unaudited pro forma consolidated financial information for Chanticleer Holdings, Inc., after giving effect to the acquisition of West End Wings Ltd, and adjustments described in such pro forma financial information

* Previously filed as an exhibit to the Form 8-K filed on November 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 17, 2014

Chanticleer Holdings, Inc.

By:	/s/ Michael D. Pruitt
Michael D. Pruitt
Chief Executive Officer

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K/A DATED NOVEMBER 7, 2013

Exhibit	Description

99.1*	Press release issued on November 7, 2013
99.2	West End Wings, Ltd’s audited financial statements, including the report of Marcum, LLP, independent auditors, for the 40-weeks ended October 6, 2013
99.3	Unaudited pro forma financial information for Hooters UK (Nottingham) Ltd., after giving effect to the acquisition of West End Wings, Ltd. and adjustments described in such pro forma financial information

* Previously filed as an exhibit to the Form 8-K filed on November 7, 2013.